THIRD AMENDMENT TO CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT is dated as of November 29, 1994 (the "Third Amendment"), and is made by and among FIRST HUNTINGDON FINANCE CORP., a Delaware corporation (the "Borrower"), TOLL BROTHERS, INC., a Delaware corporation ("Company") and the other Guarantors which are parties to the Agreement (as defined below) (the Company and such other Guarantors are referred to collectively as the "Guarantors"), the banks listed on the signature lines hereto (the "Banks"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "Agent").

                           WITNESSETH:

     WHEREAS, the Borrower, the Company, the Banks and the Guarantors are parties to that certain Revolving Credit Agreement dated as of November 1, 1993 (the "Credit Agreement"), as amended by the First Amendment to Credit Agreement dated as of April 21, 1994 and the Second Amendment to Credit Agreement dated as of July 11, 1994 (the "Second Amendment");

     WHEREAS, defined terms used herein shall have the meanings given to them in the Credit Agreement;

     WHEREAS, the parties hereto desire to extend the time period during which Borrower may elect the Term Loan Euro-Rate Option and modify the terms and conditions of such Term Loan Euro-Rate
Option as more fully set forth herein.

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

     1. The parties hereby amend the Credit Agreement as follows:

     1.1 Definitions. The following new definitions are added to Section 1.01 of the Credit Agreement:

          "Euro-Rate Term Loan Expiration Period shall mean the time period between and including October 2, 1997 and November 1, 1997.

          Extended Euro-Rate Term Loan Election Period shall mean the period between and including the Third Amendment
     Effective Date and November 30, 1994.

          Permitted Euro-Rate Term Loan Paydown Period shall mean a time period following the date of any Permitted Euro-Rate Term Loan Prepayment equal to the following (i) if Borrower has not previously made any Permitted Euro-Rate Term Loan Prepayment during Borrower's current fiscal year, such time period shall be twenty (20) calendar days; or (ii) if Borrower has previously made a Permitted Euro-Rate Term Loan Prepayment during Borrower's current fiscal year, such time period shall be a number of calendar days equal to the difference between (A) twenty (20) and (B) the number of calendar days between the date of such prior Permitted Euro-Rate Term Loan Prepayment and the date on which Borrower borrows Loans under the Term Loan Euro-Rate Option pursuant to Section 3.01(b)(ii)(D)(3) in an amount equal to such prior Permitted Euro-Rate Term Loan Prepayment.

          Permitted Euro-Rate Term Loan Prepayment shall have the meaning given to such term in Section 3.01(b)(ii).

          Third Amendment Effective Date shall mean the effective date of the Third Amendment to this Agreement."

     1.2  Loan Requests.

          A.  Date of Delivery of Euro-Rate Term Loan Requests.
The following words are hereby inserted at the end of clause (ii) of the first sentence of Section 2.06 (Loan Requests) immediately following the words "or Term Loan Euro-Rate Option for any Loans":

     "except that Borrower shall be required to deliver its initial election under the Term Loan Euro-Rate Option pursuant to Section 3.01(b) by delivering a Loan Request to the Agent not later than two (2) Business Days prior to the effective date of such election."

          B. Minimum Amount of Euro-Rate Term Loans. The following text is hereby deleted from the end of clause (ii) of the second sentence of Section 2.06 (Loan Requests) of the Credit
Agreement:

     "and shall equal or exceed $25,000,000 but not exceed
     $30,000,000 for Loans to which the Term Loan Treasury Rate
     Option or the Term Loan Euro-Rate Option applies;"

The following text is hereby inserted in lieu of the deleted text:

     "and if the Term Loan Euro-Rate Option applies to such Loan the amount of such Loan together with any outstanding Loans to which the Term Loan Euro-Rate Option applies, shall equal or exceed $25,000,000 but not exceed $30,000,000;"

     1.3 Term Loan Interest Rate Options. The words "applicable to at least $25,000,000 but not more than $30,000,000 of Loans" shall be deleted from the third and fourth lines of the first sentence of Section 3.01(b) and the following words shall be inserted in lieu thereof:

     ", provided that the amount of Loans subject to the Term Loan Euro-Rate Option on and after an initial election thereunder shall, except during a Permitted Euro-Rate Term Loan Paydown Period or following one or more Euro-Rate Term Loan Due Dates, equal or exceed $25,000,000 but not exceed $30,000,000,"

Section 3.01(b)(ii) is hereby amended and restated in its entirety to read as follows:

          "(ii) Term Loan Euro-Rate Option. A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus one and one-quarter of one percent (1-1/4%), subject to the following conditions:

               (A)  The Interest Period applicable to each
     election under this clause (ii) shall be one month.

               (B) Borrower shall make its first election under this clause (ii) and such election must become effective during the Extended Euro-Rate Term Loan Election Period and such first election shall govern at least $25,000,000 but not more than $30,000,000 of Loans.

               (C) Following Borrower's first election under this clause (ii) Borrower shall renew its election with respect to the entire amount of Loans covered by such first election (or such lesser amount outstanding (if any) if Borrower prepays some or all of those Loans pursuant to Paragraph (D) or (E) below) for additional consecutive one-month Interest Periods, with each new Interest Period to start on the expiration of the prior Interest Period and with the last such Interest Period to end within the Euro-Rate Term Loan Expiration Period.

                (D) Borrower may repay Loans subject to the Term Loan Euro-Rate Option (each referred to as a "Permitted Euro-Rate Term Loan Prepayment") before the Euro-Rate Term Loan Due Date without paying the Euro-Rate Term Loan Prepayment Premium, subject to the following conditions:

                    (1)  Each Permitted Euro-Rate Term Loan
     Prepayment shall be subject to Borrower's indemnity obligations described in Section 4.06 if Borrower makes such prepayment prior to the expiration of the applicable Term
     Loan Euro-Rate Interest Period.

                    (2)  Borrower may make Permitted Euro-Rate
     Term Loan Prepayments on no more than two dates during any fiscal year of the Borrower.

                    (3)  Following each Permitted Euro-Rate Term
     Loan Prepayment, Borrower shall borrow new Loans under the Term Loan Euro-Rate Option in an amount equal to such Permitted Euro-Rate Term Loan Prepayment. Borrower shall borrow such new Loans on a single Business Day which shall fall on or before the expiration of the Permitted Euro-Rate Term Loan Paydown Period immediately following such Permitted Euro-Rate Term Loan Prepayment.

                    (4) After Borrower borrows Loans pursuant to clause (3) above, Borrower shall renew its election under the Term Loan Euro-Rate Option with respect to the entire amount of such Loans for additional consecutive one-month Interest Periods, with each new Interest Period to start on the expiration of the prior Interest Period and with the last such Interest Period to end within the Euro-Rate Term Loan Expiration Period. Borrower may prepay all or a portion of the Loans described in the preceding sentence pursuant to Borrower's prepayment rights set forth in this Paragraph (D) or in Paragraph (E) below. If Borrower prepays a portion of such Loans, Borrower shall renew its election under the Term Loan Euro-Rate Option pursuant to the first sentence in this clause (4) only with respect to the portion of such Loans which Borrower has not repaid.

                    (5)  Borrower may fund a Permitted Euro-Rate
     Term Loan Prepayment using the proceeds of a Loan under the Prime Rate Option, CD Rate Option or Revolving Credit Euro-Rate Option which Borrower has requested in accordance with the terms of this Agreement.

               (E)  Borrower may repay Loans subject to the Term
     Loan Euro-Rate Option before the Euro-Rate Term Loan Due
     Date subject to the prepayment penalty described in Sections
     4.04 and 4.05 and to Borrower's indemnity obligations described in Section 4.06.

               (F) Borrower shall repay each Borrowing Tranche of Loans which are subject to the Term Loan Euro-Rate Option on the last day of the applicable Interest Period when such day falls within the Euro-Rate Term Loan Expiration Period (referred to as the "Euro-Rate Term Loan Due Date"); provided, however, that if Borrower does not repay a Borrowing "Tranche of Euro-Rate Term Loans on or before the Euro-Rate Term Loan Due Date with respect to such Borrowing Tranche and such Euro-Rate Term Loan Due Date occurs prior to the Expiration Date, Borrower shall be deemed to request and the Banks shall be deemed to make a Revolving Credit Loan under the Prime Rate Option in an amount equal to the aggregate amount of such Borrowing Tranche with a Borrowing Date on the Euro-Rate Term Loan Due Date and the proceeds of such Loan shall be deemed to repay such Borrowing Tranche.

     1.4 Interest Periods. The words "for thirty-five (35) consecutive one-month periods" are hereby deleted from clause
(iii) of Section 3.02 (Interest Periods) of the Credit Agreement.

     1.5 Selection of Interest Rate Options. The parenthetical which reads "(i.e. for 35 one-month periods ending on Euro-Rate
Term Loan Due Date)" is hereby deleted from the last sentence of
Section 3.05 (Selection of Interest Rate Options).

     1.6 Voluntary Prepayments. The first clause of clause (3) of Section 4.04(a) (Voluntary Prepayments) which currently reads as follows:

          "(3) Euro-Rate Term Loans. The Borrower shall have the right at its option to prepay the Euro-Rate Term Loans in whole or in part:"

is hereby amended to read as follows:

          "(3) Euro-Rate Term Loans.

               (A) Permitted Euro-Rate Term Loan Prepayments. The Borrower may make Permitted Euro-Rate Term Loan Prepayments at the times permitted under Section 3.01(b)(ii), subject to Borrower's indemnity obligations described in Section 4.06 if such prepayment is made on any day other than the last day of the applicable Term Loan Euro-Rate Interest Period;

               (B) Other Prepayments. The Borrower may make prepayments of the Euro-Rate Term Loans other than Permitted
     Euro-Rate Term Loan Prepayments (which are governed by
     Paragraph (A) above) in whole or in part:"

     1.7 Mandatory Prepayments. Section 4.05(c) is hereby amended and restated in its entirety to read as follows:

          "(c) Premiums and Adjustments Upon Prepayment of Euro-Rate Term Loans. Any prepayment whether pursuant to this
     Section 4.05 or otherwise of the Euro-Rate Term Loans shall be subject to the Euro-Rate Term Loan Prepayment Premium, except for a Permitted Euro-Rate Term Loan Prepayment."

     1.8 Additional Bank. The words "with the last such period ending on the Euro-Rate Term Loan Due Date" contained in clause
(i) of the third sentence in Section 11.11(c) (Additional Bank) are hereby deleted.

     2. Amendment to Exhibits. Exhibit F (Loan Request Form) to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit F attached hereto.

     3. Events of Default; Potential Defaults. The Loan Parties hereby represent and warrant that no Event of Default or Potential Default which might not be cured before it results in an Event of Default has occurred and is continuing on the date hereof.

     4. Opinion of Counsel. On the date of this Third Amendment, Ballard, Spahr, Andrews & Ingersoll, counsel for the Loan Parties, is delivering to the Agent for the benefit of each Bank a written opinion with respect to this Third Amendment. Such opinion is in a form similar to the form of its opinion letter dated July 13, 1994 which it delivered in connection with the Second Amendment.

     5. Full Force and Effect. The Credit Agreement and each of the Loan Documents remains in full force and effect except as amended hereby. The parties hereto do not amend or waive any provisions of the Credit Agreement or the other Loan Documents except as expressly set forth herein.

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Third Amendment as of the day and year first above written.

                         BORROWER AND GUARANTORS:
                         FIRST HUNTINGDON FINANCE CORP., a
                         Delaware corporation, TOLL BROTHERS,
                         INC., a Delaware corporation, and each
                         of the other Guarantors listed on the
                         signature pages to the Agreement



                         By:_______________________________
                            Joel Rassman, Vice President of the
                            Borrower and of (i) each of the
                            Guarantors which is a corporation;
                            (ii) each corporate general partner
                            of each of the Guarantors which is a
                            general or limited partnership; and
                            (iii) each corporate trustee of each
                            of the Guarantors which is a trust


                            AGENT AND BANKS:
                            PNC BANK, NATIONAL ASSOCIATION,
                            individually and as Agent


                            By:_______________________________
                            Name:_____________________________
                            Title:____________________________

                            BANK HAPOALIM B.M.


                            By:_______________________________
                            Name:_____________________________
                            Title:____________________________


                            By:_______________________________
                            Name:_____________________________
                            Title:____________________________


                            CORESTATES BANK, N.A.


                            By:_______________________________
                            Name:_____________________________
                            Title:____________________________


                            KLEINWORT BENSON LIMITED


                            By:_______________________________
                            Name:_____________________________
                            Title:____________________________


                            NBD BANK, N.A.


                            By:_______________________________
                            Name:_____________________________
                            Title:____________________________


                            MERIDIAN BANK


                            By:_______________________________
                            Name:_____________________________
                            Title:____________________________


                            MELLON BANK, N.A.


                            By:_______________________________
                            Name:_____________________________
                            Title:____________________________

                            NATIONSBANK OF VIRGINIA, N.A.


                            By:_______________________________
                            Name:_____________________________
                            Title:____________________________


                            THE FUJI BANK LIMITED


                            By:_______________________________
                            Name:_____________________________
                            Title:____________________________






CO - HSL547 - TOLL3AMC.PNC
                     LIST OF EXHIBITS HERETO


EXHIBIT F      -    LOAN REQUEST FORM


















CO - HSL547 - TOLL3AMC.PNC